EXHIBIT 99.3

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Transaction summary

On June 13, 2024 Claude Zdanow via Mount Olympus Ventures, Inc (“Mount Olympus”), purchased the 1,000 shares of Series A Preferred Stock from Elijah May directly. As a result of the transaction there was a change in control of the Company. On June 13, 2024, Elijah May, as the Company’s sole director, resigned from his positions as director, Chief Executive Officer, and President of the Company, effective as of June 13, 2024. Claude Zdanow was appointed as a director of the Company by its Board of Directors, holding the positions of President and Chief Executive Officer.

On June 17, 2024, the Company entered into an agreement for the acquisition of 100% ownership of HLDCO, LLC, a Delaware limited liability company (the “Agreement”). The transaction was by and between the Company and the Members of HLDCO, LLC, which include Mount Olympus Ventures, Inc., Apollo Capital Corp., and M2B Funding Corp. Mount Olympus Ventures, Inc., via the owner Claude Zdanow, has a material relationship with the Company, via his appointment as a director and officer of the Company, and through Mount Olympus Ventures, Inc.’s acquisition of 100% of the Series A Preferred Stock of the Company.

The nature and amount of consideration given or received for the assets was exactly 3,645 shares of newly designated Series B Preferred Stock, par value $0.001 per share, exactly 6,570 shares of newly designated Series C Preferred Stock, par value, $0.001 per share, and exactly 100 shares of Series D Preferred Stock, par value $0.001 to be given to each of the Members of HLDCO, LLC as described in the Agreement.

On July 18, 2024, the Company filed the designations for the Series B, Series C, and Series D preferred shares pursuant the Agreement. On July 25, 2024, the Board of Directors issued those shares of respective preferred stock to the members of HLDCO, LLC as described therein. On July 25, 2024, the Board of Directors issued those shares of respective preferred stock to the members of HLDCO, LLC, to complete the acquisition (the “Closing”).

Management determined that the acquisition of HLDCO was a reverse acquisition as defined within ASC 805, and that HLDCO was the accounting acquirer. The Company determined that HLDCO was the accounting acquirer based on the guidance contained within ASC 805-40. The significant factors that led to the Company’s conclusion were (i) the Mr. Zdanow and the members of HLDCO obtained 98% of the voting interest of the Company through the preferred shares held by these parties, (ii) at Closing, the remaining Company shareholders held 2% of the voting interest of the Company, (iii) the composition of executive management and the governing body changed such that the sole director and executive officer of HLDCO became the sole director and shareholder of the Company which provided control over the operations of the Company, and (iv) HLDCO was significantly larger than the Company when considering both total assets and operations. As a result, the Company has applied purchase accounting as of the Closing of the acquisition and reflected the historical financial position and operations of HLDCO as the surviving entity. The assets and liabilities the Company were recognized at fair value as of the Closing and the results of its operations have been included within the consolidated statements of operations from that date forward with all historical activity reflective of the operations of HLDCO.

The assets acquired and liabilities assumed are recognized provisionally in the accompanying consolidated balance sheets at their estimated fair values as of the acquisition date. The initial accounting for the business combination is not complete as the Company is in the process of obtaining additional information for the valuation of acquired intangible assets and deferred tax liabilities, if any. The provisional amounts are subject to change to the extent that additional information is obtained about the facts and circumstances that existed as of the acquisition date. Under U.S. GAAP, the measurement period shall not exceed one year from the acquisition date and the Company will finalize these amounts no later than July 25, 2025. The estimated fair values as of the acquisition date are based on information that existed as of the acquisition date. During the measurement period the Company may adjust provisional amounts recorded for assets acquired and liabilities assumed to reflect new information that the Company has subsequently obtained regarding facts and circumstances that existed as of the acquisition date.

The acquisition-date fair value of the consideration transferred totaled approximately $689,000, which consisted of the following:

Shares held by Reliant Holdings, Inc. shareholders post-Closing	16,798,351
Stock price on Closing	$0.041
Total consideration transferred	$688,732

The Company determined the fair value of the consideration transferred using the fair value based on the number of shares that would have needed to be issued to provide the Company’s shareholders with an equivalent ownership interest in the combined entities post-Closing. The fair value of the Company’s common shares issued as consideration was based on the closing price of the Company’s common stock as of the Closing.

The following table summarizes the preliminary estimated fair values of the assets acquired and liabilities assumed at the acquisition date:

Cash	$374,294
Property and equipment	76,347
Right of use asset	38,109
Accounts payable	(13,629)
Accrued expenses	(73,856)
Billings in excess of cost	(108,206)
Notes payable	(56,390)
Operating lease liability	(38,205)
Net assets acquired	198,464
Goodwill	490,268
Assets and liabilities acquired	$688,732

The goodwill recognized as a result of the acquisition is attributable primarily to expected synergies and the assembled workforce of Reliant Holdings, Inc. None of the goodwill is expected to be deductible for income tax purposes.

Pro forma information

The following unaudited pro forma consolidated financial statements are based on the Company’s audited and unaudited interim historical consolidated financial statements and Reliant Holding, Inc.’s audited historical and unaudited interim financial statements as adjusted to give effect to the Company’s acquisition of Reliant Holding, Inc.. The unaudited pro forma consolidated balance sheet as of June 30, 2024 gives effect to these transactions as if they occurred on June 30, 2024. The unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2023 and the six months ended June 30, 2024 give effect to these transactions as if they occurred on January 1, 2023.

The unaudited pro forma consolidated financial statements should be read together with the Company’s audited historical financial statements, which accompany this Form 8-K/A, and the most recent Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on December 20, 2024, and Reliant Holding, Inc.’s audited historical financial statements as of and for the years ended December 31, 2022 and 2021 and the unaudited condensed financial statements for the period ended September 30, 2023.

The unaudited pro forma consolidated financial information is provided for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position that the Company would have reported had the Reliant Holding, Inc. transaction closed on the dates indicated and should not be taken as representative of our future consolidated results of operations or financial position.

The pro forma adjustments related to the Agreement are described in the notes to the unaudited pro forma consolidated financial information and principally include the following:

-	Pro forma adjustment to give effect to the reverse acquisition of HLDCO, LLC

-	Pro forma adjustment to record the merger of the Company and Reliant Holding, Inc.

The adjustments to fair value and the other estimates reflected in the accompanying unaudited pro forma consolidated financial statements may be materially different from those reflected in the Company’s consolidated financial statements subsequent to the merger. In addition, the unaudited pro forma consolidated financial statements do not purport to project the future financial position or results of operations of the consolidated companies.

These unaudited pro forma consolidated financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the Agreement. These financial statements also do not include any integration costs the companies may incur related to the Transactions as part of combining the operations of the companies.

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ONAR HOLDING CORP.
(FORMERLY RELIANT HOLDINGS. AND SUBSIDIARY)
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2024

		Onar	Transaction		Pro Forma
	HLDCO, LLC	Holding Corp.	Adjustments	Notes	Consolidated
ASSETS
Current assets:
Cash	$676	$394,667	$-		$395,343
Accounts receivable	266,969	500	-		267,469
Prepaid expenses and other current assets	103,627	-	-		103,627
Total current assets	371,272	395,167	-		766,439

Other assets:
Property and equipment	28,594	76,348	-		104,942
Intangible assets, net	968,960	-	-		968,960
Goodwill	-	-	490,268	3	490,268
Software costs	-	-	-		-
Note receivable, related party	718,029	-	-		718,029
Right of use asset	-	38,109	-		38,109
Due from executive	61,437	-	-		61,437
Total other assets	1,777,020	114,457	490,268		2,381,745

Total assets	$2,148,292	$509,624	$490,268		$3,148,184

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$171,746	$47,635	$-		$219,381
Accrued expenses	752,634	-	-		752,634
Line of credit	224,796	-	-		224,796
Deferred revenue	113,694	-	-		113,694
Contract liabilities	-	108,206	-		108,206
Lease liability right of use	-		-		-
Current portion of notes payable	-	7,650	-		7,650
Current portion of right-of-use liability	-	26,394	-		26,394
Accrued expenses, related parties	-	68,138	-		68,138
Notes payable, related party	143,000	-	-		143,000
Notes payable	1,930,000	-	-		1,930,000
Total current liabilities	3,335,870	258,023	-		3,593,893

Long-term note payable, net of current portion	-	48,740			48,740
Right-of-use liability		11,810			11,810
Total liabilities	3,335,870	318,573	-		3,654,443

Commitments and contingencies (Note 7)

Stockholders’ Equity:
Preferred stock, 5,000,000 shares authorized, $0.001 par value, 0 issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	-	-	-		-
Preferred stock Series A, 1,000 shares authorized, $0.001 par value, 1,000 and 0 issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	-	1	-		1
Preferred stock Series B, 10,000 shares authorized, $0.001 par value, 3,545 and 3,545 issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	-	-	4	4.a	4
Preferred stock Series C, 6,570 shares authorized, $0.001 par value, 6,570 and 6,570 issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	-	-	7	4.a	7
Preferred stock Series D, 100 shares authorized, $0.001 par value, 100 and 100 issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	-	-	-		-
Common stock 70,000,000 shares authorized, $0.001 par value., 16,785,000 and 16,385,000 issued and outstanding as of September 30, 2024 and December 31,2023, respectively	-	16,785	-		16,785
Member's deficit	(1,187,578)	-	1,187,578	4.b	-
Additional paid-in capital	-	437,989	(437,989)	4.b, 4.a	-
Retained earnings (accumulated deficit)	-	(263,724)	(259,332)	4.b	(523,056)
Total stockholders’ equity	(1,187,578)	191,051	490,268		(506,259)

Total liabilities and stockholders’ equity	$2,148,292	$509,624	$490,268		$3,148,184

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ONAR HOLDING CORP.
(FORMERLY RELIANT HOLDINGS. AND SUBSIDIARY)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2024

		Onar	Transaction		Pro Forma
	HLDCO, LLC	Holding Corp.	Adjustments	Notes	Consolidated

Revenue - Marketing	$1,267,838	$-	$-		$1,267,838
Revenue - Pool Sales	-	986,935	-		986,935
Revenue - Home Sales	-	540,000	-		540,000
Total revenues	1,267,838	1,526,935	-		2,794,773

Cost of revenues	827,265	995,628			1,822,893

Total cost of revenues	827,265	995,628	-		1,822,893

Gross margin	440,573	531,307	-		971,880

Operating expenses:
General and administrative	617,723	506,406	-		1,124,129
Depreciation and amortization	247,170	-	-		247,170

Total operating expenses	864,893	506,406	-		1,371,299

Income (loss) from operations	(424,320)	24,901	-		(399,419)

Other (income) expense:
Interest expense	186,722	11,192	-		197,914
Transaction costs for merger	216,647	-	-		216,647
Other income	(61,822)	(494)	-		(62,316)
Total other(income) expense	341,547	10,698	-		352,245

Income (loss) before income taxes	(765,867)	14,203	-		(751,664)

Income tax	-	598	-		598

Net loss	$(765,867)	$13,605	$-		$(752,262)

Net loss per share - basic and diluted	$-	$0.00	$-		$(0.04)

Weighted average common shares outstanding	-	16,785,000	-		16,785,000

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ONAR HOLDING CORP.
(FORMERLY RELIANT HOLDINGS. AND SUBSIDIARY)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023

		Onar	Transaction		Pro Forma
	HLDCO, LLC	Holding Corp.	Adjustments	Notes	Consolidated

Revenue - Marketing	$2,802,065	$-	$-		$2,802,065
Revenue - Pool Sales	-	2,454,802	-		2,454,802
Revenue - Home Sales	-	-	-		-
Total revenues	2,802,065	2,454,802	-		5,256,867

Cost of revenues	2,928,523	1,582,809	-		4,511,332

Total cost of revenues	2,928,523	1,582,809	-		4,511,332

Gross margin	(126,458)	871,993	-		745,535

Operating expenses:
General and administrative	886,822	822,485	-		1,709,307
Depreciation and amortization	557,631	-	-		557,631

Total operating expenses	1,444,453	822,485	-		2,266,938

Income (loss) from operations	(1,570,911)	49,508	-		(1,521,403)

Other (income) expense:
Interest expense	88,039	15,280	-		103,319
Transaction costs for merger	-	-	-		-
Other income	82,952	(861)	-		82,091
Total other(income) expense	170,991	14,419	-		185,410

Income (loss) before income taxes	(1,741,902)	35,089	-		(1,706,813)

Income tax	-	-	-		-

Net loss	$(1,741,902)	$35,089	$-		$(1,706,813)

Net loss per share - basic and diluted	$-	$0.00	$-		$(0.10)

Weighted average common shares outstanding	-	16,584,725	-		16,584,725

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NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION

Note 1 — Basis of Presentation

The audited and unaudited interim historical consolidated financial statements have been adjusted in the pro forma consolidated financial statements in accordance with Article 11 of the Securities and Exchange Commission’s Regulation S-X to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma consolidated statements of operations, expected to have a continuing impact on the consolidated results following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of Reliant Holdings, Inc.’s assets acquired and liabilities assumed and conformed the accounting policies of Reliant Holdings, Inc. to its own accounting policies.

The unaudited pro forma consolidated financial statements are based on the Company’s audited and unaudited interim historical consolidated financial statements and Reliant Holdings, Inc.’s audited and unaudited interim historical financial statements as adjusted to give effect to the Company’s acquisition of Reliant Holdings, Inc. The Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2024 gives effect to these transactions as if they occurred on June 30, 2024. The Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2024 and twelve months ended December 31, 2023 gives effect to these transactions as if they occurred on January 1, 2023.

The allocation of the purchase price used in the unaudited pro forma consolidated financial statements is based upon a preliminary valuation by management. The final estimate of the fair values of the assets and liabilities will be determined with the assistance of a third-party valuation firm. The Company’s preliminary estimates and assumptions are subject to material change upon the finalization of internal studies and third-party valuations of assets, including property and equipment, intangible assets, and certain liabilities.

The Unaudited Pro Forma Consolidated Financial Statements are provided for informational purposes only and is not necessarily indicative of what the consolidated company’s financial position and results of operations would have actually been had the transactions been completed on the dates used to prepare these pro forma financial statements. The adjustments to fair value and the other estimates reflected in the accompanying unaudited pro forma consolidated financial statements may be materially different from those reflected in the consolidated company’s consolidated financial statements subsequent to the transactions. In addition, the Unaudited Pro Forma Consolidated Financial Statements do not purport to project the future financial position or results of operations of the consolidated companies. Reclassifications and adjustments may be required if changes to the Company’s financial presentation are needed to conform Reliant Holdings, Inc. accounting policies to the accounting policies of the Company.

These unaudited pro forma consolidated financial statements do not give effect to any anticipated synergies, operating efficiencies or cost savings that may be associated with the transactions. These financial statements also do not include any integration costs the companies may incur related to the transactions as part of combining the operations of the companies.

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NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION

Note 2 — Summary of Significant Accounting Policies

The unaudited pro forma consolidated financial statements have been prepared in a manner consistent with the accounting policies adopted by the Company. The accounting policies followed for financial reporting on a pro forma basis are the same as those disclosed in the audited financial statements for Integrum Group, LLC included within this Form 8-K/A, the accounting policies followed for financial reporting on a pro forma basis are the same as those disclosed in the audited financial statements. The unaudited pro forma consolidated financial statements do not assume any differences in accounting policies among the Company and Reliant Holdings, Inc. The Company is reviewing the accounting policies of Reliant Holdings, Inc. to ensure conformity of such accounting policies to those of the Company and, as a result of that review, the Company may identify differences among the accounting policies of the two companies, that when confirmed, could have a material impact on the consolidated financial statements. However, at this time, the Company is not aware of any difference that would have a material impact on the unaudited pro forma consolidated financial statements.

Note 3 — Purchase Price Allocation

On June 17, 2024, the Company entered into an agreement for the acquisition of 100% ownership of HLDCO, LLC, a Delaware limited liability company (the “Agreement”). The transaction was by and between the Company and the Members of HLDCO, LLC, which include Mount Olympus Ventures, Inc., Apollo Capital Corp., and M2B Funding Corp. Mount Olympus Ventures, Inc., via the owner Claude Zdanow, has a material relationship with the Company, via his appointment as a director and officer of the Company, and through Mount Olympus Ventures, Inc.’s acquisition of 100% of the Series A Preferred Stock of the Company.

The following table summarizes the preliminary allocation of the purchase price based on the estimated fair value of the acquired assets and assumed liabilities as of June 30, 2024:

Purchase Price	$688,732

Cash	$374,294
Property and equipment	76,347
Right of use asset	38,109
Accounts payable	(13,629)
Accrued expenses	(73,856)
Billings in excess of cost	(108,206)
Notes payable	(56,390)
Operating lease liability	(38,205)
Net assets acquired	198,464
Goodwill	490,268
Assets and liabilities acquired	$688,732

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma consolidated balance sheet and statements of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property and equipment, (2) changes in allocations to intangible assets such as trade names and technology, as well as goodwill and (3) other changes to assets and liabilities.

The Company determined the fair value of the consideration transferred using the fair value based on the number of shares that would have needed to be issued to provide the Company’s shareholders with an equivalent ownership interest in the combined entities post-Closing. The fair value of the Company’s common shares issued as consideration was based on the closing price of the Company’s common stock as of the Closing.

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NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL INFORMATION

Note 4 — Pro Forma Transaction Accounting Adjustments

The pro forma transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following transaction accounting adjustments have been reflected in the unaudited pro forma condensed combined financial information:

a.

This adjustment records (1) the issuance of 3,545 Series B Preferred Stock, (2) the issuance of 6,570 shares of Series C Preferred Stock to the sellers of HDLCO, LLC (3) the applicable of reverse merger accounting with HDLCO, LLC being the accounting acquirer (legal acquiree) and Reliant Holdings, Inc.’s the accounting acquiree (legal acquirer).

b.	This adjustment eliminates Reliant Holdings, Inc.’s total stockholders’ equity as reported in the unaudited condensed financial statements as of June 30, 2024

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